File No. 333-07015      CIK #897002

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Post-Effective
                               Amendment No. 10 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

         Van Kampen American Capital Equity Opportunity Trust, Series 36
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                           1221 Avenue of the Americas
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: Amy R. Doberman                          Attention: Mark J. Kneedy
  1221 Avenue of the Americas                         111 West Monroe Street
  New York, New York 10020                            Chicago, Illinois 60603

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on October 24, 2006 pursuant to paragraph (b) of Rule 485.


VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 36
Van Kampen American Capital Blue Chip Opportunity and Treasury Trust, Series 4


--------------------------------------------------------------------------------

      Van Kampen American Capital Blue Chip Opportunity and Treasury Trust, Series 4 (the "Trust") is a unit investment trust in Van Kampen American Capital Equity Opportunity Trust, Series 36 (the "Fund"). The Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio of 36 actively traded "blue chip" equity securities which on the initial date of deposit were components of the Dow Jones Industrial Average* plus "zero coupon" U.S. Treasury Obligations. Unless terminated earlier, the Trust will terminate on February 15, 2008 ("Mandatory Termination Date") and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

                              PUBLIC OFFERING PRICE
      The Public Offering Price per Unit is equal to the aggregate underlying value of the Securities plus or minus cash, if any, in the Capital and Income Accounts plus the applicable sales charge as described herein, divided by the number of Units outstanding. See "Summary of Essential Financial Information".


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE
     UNITS OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The Date of this Prospectus is October 24, 2006


Part I of this Prospectus may not be distributed unless accompanied by Part II. Please retain both parts of this Prospectus for future reference.


       VAN KAMPEN
       INVESTMENTS

                       VAN KAMPEN AMERICAN CAPITAL EQUITY
                     OPPORTUNITY TRUST, SERIES 36 Blue Chip
                    Opportunity and Treasury Trust, Series 4
                   Summary of Essential Financial Information
                              As of August 9, 2006
                         Sponsor: Van Kampen Funds Inc.
                     Supervisor: Van Kampen Asset Management
                          (An Affiliate of the Sponsor)
                         Evaluator: The Bank of New York
                          Trustee: The Bank of New York

                                                                                                           Blue Chip
                                                                                                          Opportunity
                                                                                                              and
                                                                                                           Treasury
                                                                                                             Trust
                                                                                                      -----------------
General Information
Number of Units                                                                                                 261,083
Fractional Undivided Interest in Trust per Unit                                                               1/261,083
Public Offering Price:
      Aggregate Value of Securities in Trust (1)                                                      $    4,802,106.74
      Aggregate Value of Securities per Unit (including accumulated dividends)                        $        18.39300
      Sales charge 1.90% (1.937% of Aggregate Value of Securities excluding principal cash)
      per Unit (3)                                                                                    $          .35620
      Public Offering Price per Unit (2)(3)                                                           $        18.74920
Redemption Price per Unit                                                                             $        18.39300
Secondary Market Repurchase Price per Unit                                                            $        18.39300
Excess of Public Offering Price per Unit Over Redemption Price per Unit                               $          .35620

Supervisor's Annual Supervisory Fee                 $.0025 per Unit
Sponsor's Annual Bookkeeping
   and Administration Fee                           $.0010
Evaluation Time                                     Close of the New York Stock Exchange
Date of Deposit                                     July 26, 1996
Mandatory Termination Date                          February 15, 2008
Minimum Termination Value                           The Trust may be terminated if the
                    net asset value of such Trust is less than $500,000 unless the net asset value of such Trust deposits has exceeded
                    $15,000,000, then the Trust Agreement may be terminated if the net asset value of such Trust is less than $3,000,000.

Special Information
Estimated Annual Expenses per Unit                  $.03171
Estimated Net Annual Dividends per Unit             $.20368
Trustee's Annual fee                                 $.0095 per Unit

Record Dates                                         TENTH day of March, June, September and December.
Distribution Dates                                   TWENTY-FIFTH day of March, June, September and December.
Capital Account Record Date                          TENTH day of December.
Capital Account Distribution Date                    TWENTY-FIFTH day of December.

--------------------------------------------------------------------------------

(1)  Each Security is valued on the bases set forth under "Public Offering--Unit
     Price" in Prospectus Part II.

(2) The Public Offering Price will include any accumulated or cash in the Income or Capital Accounts.

(3) Effective on each July 26, the secondary market sales charge will decrease by .3 of 1% to a minimum sales charge of 1.5%. See "Public
     Offering-Offering Price" in Part Two.

                                    PORTFOLIO

   Blue Chip Opportunity and Treasury Trust Series 4 consists of (a) 33 different issues of Equity Securities which are primarily actively traded, blue-chip securities issued by large, well-established companies which were components of the Dow-Jones Industrial Average on the Initial Date of Deposit
and (b) zero-coupon U.S. Treasury Obligations. All of the Equity Securities were listed on a national securities exchange, or were traded in the over-the-counter market as of the Initial Date of Deposit.
                            PER UNIT INFORMATION (1)
                                                                                               2002           2003
                                                                                          -------------  -------------
Net asset value per Unit at beginning of period.........................................  $       15.35  $       15.25
                                                                                          =============  =============
Net asset value per Unit at end of period...............................................  $       15.25  $       16.10
                                                                                          =============  =============
Distributions to Unitholders of investment income including accumulated dividends paid
   on Units redeemed (average Units outstanding for entire period)......................  $        0.14  $        0.14
                                                                                          =============  =============
Distributions to Unitholders from Equity Security sales proceeds (average Units
   outstanding for entire period).......................................................  $          --  $          --
                                                                                          =============  =============
Unrealized appreciation (depreciation) of Equity Securities (per Unit outstanding at
   end of period).......................................................................  $      (0.48)  $        0.45
                                                                                          =============  =============
Units outstanding at end of period......................................................        430,671        381,755

--------------------------------------------------------------------------------

(1)  For the years ended 2004, 2005 and 2006, see financial highlights.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen American Capital Blue Chip Opportunity and Treasury Trust, Series 4 (Van Kampen American Capital Equity Opportunity Trust, Series 36):
   We have audited the accompanying statement of condition (including the analysis of net assets) and the related portfolio schedule of the Van Kampen American Capital Blue Chip Opportunity and Treasury Trust, Series 4 (included in Van Kampen American Capital Equity Opportunity Trust, Series 36) as of June 30, 2006 and the related statements of operations and changes in net assets for each of the three years ended June 30, 2006. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee and Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of obligations owned at June 30, 2006 by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Van Kampen American Capital Blue Chip Opportunity and Treasury Trust, Series 4 (included in Van Kampen American Capital Equity Opportunity Trust, Series 36) as of June 30, 2006 and the results of operations and changes in net assets for each of the three years ended June 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   August 18, 2006

         VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 36
                             Statement of Condition
                                  June 30, 2006
                                                                                                            Blue Chip
                                                                                                           Opportunity
                                                                                                               and
                                                                                                            Treasury
                                                                                                              Trust
                                                                                                         ---------------
   Trust property
      Cash                                                                                               $            --
      Securities at market value, (cost $3,806,186) (note 1)                                                   4,929,170
      Accumulated dividends                                                                                        3,818
                                                                                                         ---------------
                                                                                                         $     4,932,988
                                                                                                         ===============
   Liabilities and interest to Unitholders
      Cash overdraft                                                                                     $        55,258
      Redemptions payable                                                                                         53,251
      Interest to Unitholders                                                                                  4,824,479
                                                                                                         ---------------
                                                                                                         $     4,932,988
                                                                                                         ===============

                             Analysis of Net Assets

   Interest of Unitholders (262,230 Units of fractional undivided interest outstanding)
      Cost to original investors of 1,200,000 Units (note 1)                                             $    13,033,273
        Less initial underwriting commission (note 3)                                                            639,957
                                                                                                         ---------------
                                                                                                              12,393,316
        Less redemption of 937,770 Units                                                                      13,157,229
                                                                                                         ---------------
                                                                                                                (763,913)
      Undistributed net investment income
        Net investment income                                                                                  2,774,200
        Less distributions to Unitholders                                                                        697,042
                                                                                                         ---------------
                                                                                                               2,077,158
      Realized gain (loss) on Security sale                                                                    2,454,894
      Unrealized appreciation (depreciation) of Securities (note 2)                                            1,122,984
      Distributions to Unitholders of Security sale proceeds                                                     (66,644)
      Deferred sales charge                                                                                           --
                                                                                                         ---------------
          Net asset value to Unitholders                                                                 $     4,824,479
                                                                                                         ===============
   Net asset value per Unit (262,230 Units outstanding)                                                  $         18.40
                                                                                                         ===============

   The accompanying notes are an integral part of these financial statements.

 VAN KAMPEN AMERICAN CAPITAL BLUE CHIP OPPORTUNITY AND TREASURY TRUST, SERIES 4
                            Statements of Operations
                              Years ended June 30,
                                                                                   2004          2005           2006
                                                                               ------------   ------------   ------------
   Investment income
      Dividend income......................................................    $    56,765    $    54,073    $    55,567
      Interest income......................................................        201,968        204,825        184,302
                                                                               ------------   ------------   ------------
                                                                                   258,733        258,898        239,869
      Expenses
         Trustee fees and expenses.........................................          6,859          6,601          5,957
         Evaluator fees....................................................            710            665            627
         Organizational fees...............................................             --             --             --
         Supervisory fees..................................................            462            561            613
                                                                               ------------   ------------   ------------
            Total expenses.................................................          8,031          7,827          7,197
                                                                               ------------   ------------   ------------
         Net investment income.............................................        250,702        251,071        232,672
   Realized gain (loss) from Securities sale
      Proceeds.............................................................        630,142        679,744        823,961
      Cost.................................................................        511,840        609,006        690,624
                                                                               ------------   ------------   ------------
         Realized gain (loss)..............................................        118,302         70,738        133,337
   Net change in unrealized appreciation (depreciation) of Securities......         82,344       (147,032)        (4,796)
                                                                               ------------   ------------   ------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS................................................    $   451,348    $   174,777    $   361,213
                                                                               ============   ============   ============

                       Statements of Changes in Net Assets
                              Years ended June 30,

                                                                                   2004          2005           2006
                                                                               ------------   ------------   ------------
   Operations:
      Net investment income................................................    $   250,702    $   251,071    $   232,672
      Realized gain (loss) on Securities sales.............................        118,302         70,738        133,337
      Net change in unrealized appreciation (depreciation) of Securities...         82,344       (147,032)        (4,796)
                                                                               ------------   ------------   ------------
         Net increase (decrease) in net assets resulting from operations...        451,348        174,777        361,213
   Distributions to Unitholders from:
      Net investment income................................................        (54,329)       (54,303)       (56,067)
      Security sale or redemption proceeds.................................             --        (66,644)            --
      Redemption of Units (note 4).........................................       (638,774)      (531,446)      (908,447)
                                                                               ------------   ------------   ------------
         Total increase (decrease).........................................       (241,755)      (477,616)      (603,301)
   Net asset value to Unitholders
      Beginning of period..................................................      6,147,151      5,905,396      5,427,780
                                                                               ------------   ------------   ------------
      End of period (including undistributed net investment income of
         $1,703,785, $1,900,553 and $2,077,158, respectively)..............    $ 5,905,396    $ 5,427,780    $ 4,824,479
                                                                               ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

VAN KAMPEN AMERICAN CAPITAL BLUE CHIP
    OPPORTUNITY AND TREASURY TRUST                                              PORTFOLIO SCHEDULE AS OF JUNE 30, 2006
----------------------------------------------------------------------------------------------------------------------
                                                                                                         VALUATION OF
NUMBER                                                                                   MARKET VALUE     SECURITIES
OF SHARES         NAME OF ISSUER                                                           PER SHARE       (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
          1,430    3M Company                                                           $   80.7700     $      115,501
----------------------------------------------------------------------------------------------------------------------
          3,198    Alcoa, Inc.                                                              32.3600            103,487
----------------------------------------------------------------------------------------------------------------------
          1,327    Altria Group, Inc.                                                       73.4300             97,442
----------------------------------------------------------------------------------------------------------------------
          3,080    American Express Company                                                 53.2200            163,918
----------------------------------------------------------------------------------------------------------------------
            618    Ameriprise Financial, Inc.                                               44.6700             27,606
----------------------------------------------------------------------------------------------------------------------
            201    AT&T, Inc.                                                               27.8900              5,606
----------------------------------------------------------------------------------------------------------------------
          1,024    Boeing Company                                                           81.9100             83,876
----------------------------------------------------------------------------------------------------------------------
          2,803    Caterpillar, Inc.                                                        74.4800            208,767
----------------------------------------------------------------------------------------------------------------------
          1,343    CBS Corporation                                                          27.0500             36,328
----------------------------------------------------------------------------------------------------------------------
          3,165    Chevron Corporation                                                      62.0600            196,420
----------------------------------------------------------------------------------------------------------------------
            955    Coca-Cola Company                                                        43.0200             41,084
----------------------------------------------------------------------------------------------------------------------
            417    Comcast Corporation                                                      32.7400             13,653
----------------------------------------------------------------------------------------------------------------------
          2,438    Walt Disney Company                                                      30.0000             73,140
----------------------------------------------------------------------------------------------------------------------
          1,802    Dow Chemical Company                                                     39.0300             70,332
----------------------------------------------------------------------------------------------------------------------
          1,139    Du Pont (E.I.) de Nemours and Company                                    41.6000             47,382
----------------------------------------------------------------------------------------------------------------------
            621    Eastman Kodak Company                                                    23.7800             14,767
----------------------------------------------------------------------------------------------------------------------
          2,159    Exxon Mobil Corporation                                                  61.3500            132,455
----------------------------------------------------------------------------------------------------------------------
          2,127    Foot Locker, Inc.                                                        24.4900             52,090
----------------------------------------------------------------------------------------------------------------------
          3,260    General Electric Company                                                 32.9600            107,450
----------------------------------------------------------------------------------------------------------------------
            939    General Motors Corporation                                               29.7900             27,973
----------------------------------------------------------------------------------------------------------------------
          1,030    Goodyear Tire & Rubber Company                                           11.1000             11,433
----------------------------------------------------------------------------------------------------------------------
          1,548    Honeywell International, Inc.                                            40.3000             62,384
----------------------------------------------------------------------------------------------------------------------
          1,813    International Business Machines                                          76.8200            139,275
----------------------------------------------------------------------------------------------------------------------
          1,175    International Paper Company                                              32.3000             37,953
----------------------------------------------------------------------------------------------------------------------
          2,003    JPMorgan Chase & Company                                                 42.0000             84,126
----------------------------------------------------------------------------------------------------------------------
          1,153    Lucent Technologies, Inc.                                                 2.4200              2,790
----------------------------------------------------------------------------------------------------------------------
          1,940    McDonald's Corporation                                                   33.6000             65,184
----------------------------------------------------------------------------------------------------------------------
            175    Medco Health Solutions, Inc.                                             57.2800             10,024
----------------------------------------------------------------------------------------------------------------------
          1,418    Merck & Company, Inc.                                                    36.4300             51,658
----------------------------------------------------------------------------------------------------------------------
            192    NCR Corporation                                                          36.6400              7,035
----------------------------------------------------------------------------------------------------------------------
          2,129    Procter & Gamble Company                                                 55.6000            118,372
----------------------------------------------------------------------------------------------------------------------
          3,279    United Technologies Corporation                                          63.4200            207,954
----------------------------------------------------------------------------------------------------------------------
          1,343    Viacom, Inc.- Class A                                                    35.8400             48,133
---------------                                                                                         --------------
         53,244                                                                                         $    2,465,598
===============                                                                                         --------------
       Maturity
          Value   Name of Issuer  and Title of Security
----------------------------------------------------------------------------------------------------------------------
$     2,675,000   "Zero coupon" U.S. Treasury bonds maturing February 15, 2008                               2,463,572
---------------                                                                                         --------------
$     2,728,244                                                                                         $    4,929,170
===============                                                                                         ==============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

         VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 36
                          Notes to Financial Statements
                          June 30, 2004, 2005 and 2006
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Securities are valued as described in Prospectus Part
II.

   Security Cost - The cost of the Securities is determined based on the actual price paid by the Trust on the various dates of deposit.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value described in
Note 1 and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.
   Other -The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an average cost basis. Since the date of deposit, undistributed net investment income includes $1,358,942 of accreted interest.

NOTE 2 - PORTFOLIO
   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at June 30, 2006 is as follows:

   Unrealized Appreciation       $     1,253,262
   Unrealized Depreciation              (130,278)
                                 ---------------
                                 $     1,122,984
                                 ===============

NOTE 3- OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on adding to the underlying value of the Securities per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate underlying value of the Securities. The secondary market cost to investors is based on the determination of the underlying value of the Securities per Unit on the date of an investor's purchase plus a sales charge of 4.9% of the public offering price which is 5.152% of the underlying value of the Securities. Effective on each July 26, commencing July 26, 1997, the secondary sales charge will decrease by .3 of 1% to a minimum sales charge of 1.5%.
   Compensation of Sponsor and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.0025 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to all applicable Trusts). The Sponsor receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   During each of the three years ended June 30, 2006, 38,394 Units, 30,282 Units and 50,849 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS

Van Kampen American Capital Blue Chip Opportunity and Treasury Trust, Series 4
                                                                                2004           2005           2006
                                                                            ------------   ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period                                     $      16.10  $       17.20  $       17.34
                                                                            ------------   ------------   ------------
   Income from investment operations:
      Net investment income                                                         0.69           0.76           0.80
      Net realized and unrealized gain (loss) on investment transactions (a)        0.56         (0.26)           0.45
                                                                            ------------   ------------   ------------
   Total from investment operations                                                 1.25           0.50           1.25
                                                                            ------------   ------------   ------------
Distributions to Unitholders from:
   Net investment income                                                          (0.15)         (0.16)         (0.19)
   Security sale and redemption proceeds                                              --         (0.20)             --
                                                                            ------------   ------------   ------------
   Total distributions to Unitholders                                              (0.15)        (0.36)         (0.19)
                                                                            ------------   ------------   ------------
   Net asset value, end of period                                           $      17.20  $       17.34  $       18.40
                                                                            ============   ============   ============
Total Return:                                                                       7.70%          2.92%          7.22%
Ratios as a Percentage of Average Net Assets:
   Expenses                                                                         0.13%          0.14%          0.14%
   Net investment income                                                            4.14%          4.35%          4.49%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the year.




                    BLUE CHIP OPPORTUNITY AND TREASURY TRUST

                               PROSPECTUS PART TWO



                       This prospectus contains two parts.

                     No one may use this Prospectus Part Two
                   unless accompanied by Prospectus Part One.

       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved of the Trust units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




      VAN KAMPEN
      INVESTMENTS
         SHINE



INTRODUCTION
--------------------------------------------------------------------------------

   THE FUND. The Blue Chip Opportunity and Treasury Trust is one of several unit investment trusts created under separate series of Van Kampen Merritt Equity Opportunity Trust, Van Kampen American Capital Equity Opportunity Trust, Van Kampen Equity Opportunity Trust or Van Kampen Focus Portfolios (the "Fund"). The Blue Chip Opportunity and Treasury Trust offers investors the opportunity to purchase Units representing proportionate interests in a fixed, diversified portfolio primarily consisting of the 30 "blue chip" equity securities which were components of the Dow Jones Industrial Average on the original date of creation of the Trust plus "zero coupon" U.S. Treasury obligations. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Trust and has not approved any information herein relating thereto. Unless terminated earlier, the Trust will terminate on the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One of this Prospectus and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

   OBJECTIVE OF THE TRUST. The objective of the Blue Chip Opportunity and Treasury Trust is to protect Unitholders' capital and provide the potential for capital appreciation and income by investing a portion of its portfolio in "zero coupon" U.S. Treasury obligations ("Treasury Obligations") and the remainder of the Trust's portfolio primarily consisting of New York Stock Exchange listed equity securities which were components of the Dow Jones Industrial Average on the original date of creation of the Trust ("Equity Securities"). Collectively, the Treasury Obligations and the Equity Securities are referred to herein as the "Securities." See "Portfolio" in Part One of this Prospectus. Units are not designed so that their prices will parallel or correlate with movements in the Dow Jones Industrial Average, and it is expected that their prices will not parallel or correlate with such movements. The Treasury Obligations in the Blue Chip Opportunity and Treasury Trust evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Blue Chip Opportunity and Treasury Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objective of the Trust will be achieved.

   PUBLIC OFFERING PRICE. The secondary market Public Offering Price of the Trust will include the aggregate underlying value of the Securities in the Trust, the applicable sales charge as described herein, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. See "Public Offering".

   ESTIMATED ANNUAL DISTRIBUTIONS. The estimated annual dividend distributions per unit will vary with changes in fees and expenses of the Trust, with changes in dividends received and with the sale or liquidation of Securities; therefore, there is no assurance that the annual dividend distribution will be realized in the future.

   PRINCIPAL PROTECTION. The Blue Chip Opportunity and Treasury Trust was organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the Equity Securities were to decrease to zero, which the Sponsor considers unlikely. This feature of the Blue Chip Opportunity and Treasury Trust provides Unitholders who purchase Units at the price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a lower price, this feature may also provide a potential for capital appreciation. It should be remembered, however, that the value of the Treasury Obligations may fluctuate before maturity due to fluctuations in interest rates.

   Units of the Fund are not deposits or obligations of, and are not guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency, and involve investment risk, including the possible loss of principal.

   DISTRIBUTIONS. Distributions of dividends received, and capital, if any, received by the Trust will be paid in cash on the applicable Distribution Date to Unitholders of record on the record date as set forth in the "Summary of Essential Financial Information" in Part One of this Prospectus. INCOME WITH RESPECT TO THE AMORTIZATION OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS IN THE BLUE CHIP OPPORTUNITY AND TREASURY TRUST WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNITHOLDERS WILL BE SUBJECT TO INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. Any distribution of income and/or capital will be net of the expenses of the Trust. See "Federal Taxation." Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unitholder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unitholders--Distributions of Income and Capital".

   TERMINATION. Commencing on the Mandatory Termination Date as specified in Part One of the Prospectus, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of the Trust specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days prior to the Mandatory Termination Date for the Trust the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders to elect a distribution of shares of Equity Securities if such Unitholder owns the required number of Units of the Trust rather than to receive payment in cash for such Unitholder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unitholders will receive cash in lieu of any fractional shares and cash representing their pro rata portion of the Treasury Obligations, if any. To be effective, the election form, together with surrendered certificates, if issued, and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. Unitholders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust terminated. See "Trust Administration--Reinvestment Option."

   REINVESTMENT OPTION. Unitholders of any Van Kampen-sponsored unit investment trust may utilized their redemption or termination proceeds to purchase units of any other Van Kampen trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases). Unitholders have the opportunity to have their distributions reinvested into an open-end, management investment company as described herein. See "Rights of Unitholders--Reinvestment Option."

   RISK FACTORS. An investment in the Trust should be made with an understanding of the risks associated therewith, including the possible deterioration of either the financial condition of the issuers or the general condition of the stock market and currency fluctuations, the lack of adequate financial information concerning an issuer and exchange control restrictions impacting foreign issuers. See "Risk Factors".

THE TRUST
--------------------------------------------------------------------------------

   The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), among Van Kampen Funds Inc., as Sponsor, Van Kampen Investment Advisory Corp., as Supervisor, and The Bank of New York, as Trustee, or their predecessors. Effective April 23, 2001, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., resigned as Evaluator and The Bank of New York was appointed successor Evaluator.

   The Blue Chip Opportunity and Treasury Trust may be an appropriate medium for investors who desire to participate in a portfolio of equity securities and zero-coupon U.S. Treasury obligations with greater diversification with regard to the equity securities than they might be able to acquire individually. Diversification of assets in the Trust will not eliminate the risk of loss always inherent in the ownership of securities. For a breakdown of the portfolio see "Portfolio" in Part One of this Prospectus.

   Each Unit represents a fractional undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase accordingly, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

OBJECTIVES AND SECURITIES SELECTION
--------------------------------------------------------------------------------

   The objectives of the Blue Chip Opportunity and Treasury Trust are to protect Unitholders' capital and provide investors with the potential for capital appreciation and income. The portfolio of the Trust is described under "Trust Portfolio" herein. An investor will be subjected to taxation on the dividend income received from the Fund and on gains from the sale or liquidation of Securities (see "Federal Taxation"). Investors should be aware that there is not any guarantee that the objectives of the Trust will be achieved because it is subject to the continuing ability of the respective Security issuers to continue to declare and pay dividends and because the market value of the Securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Equity Securities will pay dividends on outstanding common shares. The Blue Chip Opportunity and Treasury Trust, however, was organized so that investors should receive, at termination, an amount per Unit at least equal to $10.00 which is equal to the per Unit value upon maturity of the Treasury Obligations), even if such Trust never paid a distribution and the value of the Equity Securities were to decrease to zero, which the Sponsor considers unlikely. Any distributions of income will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions.

   In selecting Securities for the Trust, the following factors, among others, were considered by the Sponsor: (a) for the portion of the Securities that are Equity Securities, the Sponsor selected those Equity Securities that were, at the date of creation of the Trust, components of the Dow Jones Industrial Average and the dollar value of the shares of such securities with the intent to have approximately equal dollar amounts invested in each such security, and (b) for the portion of the Securities that are Treasury Obligations, the evidence of the right to receive a fixed payment at a future date from the U.S. Government, backed by the full faith credit of the U.S. Government.

   Investors should note that the above criteria were applied to the Securities selected for inclusion in the Trust as of the date the Trust was created. Subsequent thereto, the Equity Securities may no longer meet such criteria. Should an Equity Security no longer meet such criteria, such Equity Security will not as a result thereof be removed from the portfolio of the Trust.

   Investors should be aware that the Fund is not a "managed" trust and as a result the adverse financial condition of a company will not result in its elimination from the portfolio except under extraordinary circumstances (see "Trust Administration--Portfolio Administration"). In addition, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Investors should note in particular that the securities were selected by the Sponsor as of the date the Securities were purchased by the Trust. The Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for the Trust.

TRUST PORTFOLIO
--------------------------------------------------------------------------------

   The Trust consists of a number of different issues of Equity Securities, all of which were components of the Dow Jones Industrial Average on the date of creation of the Trust plus zero-coupon U.S. Treasury Obligations. Each Equity Security, as of such date, represented approximately the same dollar value of the portfolio since the Sponsor utilized a dollar weighted average approach in acquiring such Equity Securities. Consistent with the Trust's investment objective, a change in components of the Dow Jones Industrial Average will not result in a change to the Trust portfolio. Dow Jones & Company, Inc., owner of the Dow Jones Industrial Average, has not granted to the Fund or the Sponsor a license to use the Dow Jones Industrial Average. Units are not designed so that their prices will parallel or correlate with movements in the Dow Jones Industrial Average, and it is expected that their prices will not parallel or correlate with such movements. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Trust and has not approved any information herein relating thereto.

   The Dow Jones Industrial Average is composed of 30 common stocks chosen by the editors of The Wall Street Journal, a publication of Dow Jones & Company, Inc. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. Dow Jones & Company, Inc. expressly reserves the right to change the components of the Dow Jones Industrial Average at any time for any reason. Any changes in the components of the Dow Jones Industrial Average after the date the Fund was created will not cause a change in the identity of the common stocks included the Trust.

   The Trust consists of the Securities listed under "Portfolio" in Part One of this Prospectus as may continue to be held from time to time in the Trust together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

   Because certain of the Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the Trust is not managed, the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances. Securities, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

RISK FACTORS
--------------------------------------------------------------------------------

   EQUITY SECURITIES. All investments involve risk. This section describes the main risks that can impact the value of the securities in your Trust. You should understand these risks before you invest. If the value of the securities falls, the value of your Units will also fall. We cannot guarantee that your Trust will achieve its objective or that your investment return will be positive over any period.

   PRICE VOLATILITY. Because the Trust invests in stocks, you should understand the risks of investing in stocks before purchasing Units. These risks include the risk that the financial condition of the company or the general condition of the stock market may worsen and the value of the stocks (and therefore Units) will fall. Stocks are especially susceptible to general stock market movements. The value of common stocks often rises or falls rapidly and unpredictably as market confidence and perceptions of companies change. These perceptions are based on factors including expectations regarding government economic policies, inflation, interest rates, economic expansion or contraction, political climates and economic or banking crises. The value of Units will fluctuate with the value of the stocks in the Trust and may be more or less than the price you originally paid for your Units. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time. Because the Trust is unmanaged, the Trustee will not sell stocks in response to market fluctuations as is common in managed investments.

   MARKET RISK. Market risk is the risk that the value of the securities in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security of the issuer. Even though your Trust is supervised, you should remember that we do not manage your Trust. Your Trust will not sell a security solely because the market value falls as is possible in a managed fund.

   DIVIDEND PAYMENT RISK. Dividend payment risk is the risk that an issuer of a security is unwilling or unable to pay income on a security. Stocks represent ownership interests in the issuers and are not obligations of the issuers. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.

    LEGISLATION/LITIGATION. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trust. In addition, litigation, such as that involving Altria Group, Inc., regarding any of the issuers of the Securities or of the industries represented by these issuers may negatively impact the share prices of these Securities. No one can predict what impact any pending or threatened litigation will have on the share prices of the Securities.

   LIQUIDITY. Whether or not the stocks in the Trust are listed on a stock exchange, the stocks may delist from the exchange or principally trade in an over-the-counter market. As a result, the existence of a liquid trading market could depend on whether dealers will make a market in the stocks. We cannot guarantee that dealers will maintain a market or that any market will be liquid. The value of the stocks could fall if trading markets are limited or absent.

   ADDITIONAL UNITS. The Sponsor may create additional Units of the Trust by depositing into the Trust additional stocks or cash with instructions to purchase additional stocks. A deposit could result in a dilution of your investment and anticipated income because of fluctuations in the price of the stocks between the time of the deposit and the purchase of the stocks and because the Trust will pay brokerage fees.

   VOTING. Only the Trustee may sell or vote the stocks in the Trust. While you may sell or redeem your Units, you may not sell or vote the stocks in your Trust. The Sponsor will instruct the Trustee how to vote the stocks. The Trustee will vote the stocks in the same general proportion as shares held by other shareholders if the Sponsor fails to provide instructions.

   NO FDIC GUARANTEE. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   TREASURY OBLIGATIONS. The Treasury Obligations deposited in the Blue Chip Opportunity and Treasury Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in Equity Securities.

   GENERAL. The Trust consists of the Securities listed under "Portfolio" in Part One of this Prospectus as may continue to be held from time to time in such Trust together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

   Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the portfolio is not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. See "Trust Administration." Equity Securities, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

   Unitholders will be unable to dispose of any of the Equity Securities as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor. Actions required to be taken with respect to the Treasury Obligations will be in accordance with the instruction of the Sponsor. Unitholders of the Trust may, however, be able upon request to receive an "in kind" distribution of these Securities evidenced by the Units (see "Rights of Unitholders--Redemption of Units").

FEDERAL TAXATION
--------------------------------------------------------------------------------

   This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   ASSETS OF THE TRUST. Each Trust is expected to hold one or more of the following:

     (i) shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes,

    (ii)  zero coupon U.S. Treasury bonds (the "Debt Obligations").

   It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

   TRUST STATUS. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, accruals of original issue discount and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, or in the case of accruals of original issue discount with regard to the Debt Obligations, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

   DIVIDENDS FROM STOCKS. Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2009.

   DIVIDENDS RECEIVED DEDUCTION. Generally, a domestic corporation owning Units in a Trust may be eligible for the dividends received deduction with respect to such Unit owner's pro rata portion of certain types of dividends received by the Trust. However, a corporation generally will not be entitled to the dividends received deduction with respect to dividends from most foreign corporations. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

   ORIGINAL ISSUE DISCOUNT. The Treasury Obligations will generally be treated as having original issue discount. This original issue discount is generally equal to the difference between the amount payable on the due date and your purchase price allocable to the Treasury Obligations. Original issue discount accrues on a daily basis and is generally treated as interest income for federal income tax purposes as it accrues. Your basis of each Treasury Obligation must be increased as original issue discount accrues. The rules relating to original issue discount are very complex and special rules apply in numerous circumstances.

   IN-KIND DISTRIBUTIONS. Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units or at your Trust's termination. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   EXCHANGES. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

   LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

   FOREIGN TAXES. Distributions by your Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some or all of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

   Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

   NEW YORK TAX STATUS. Based on the advice of Katten Muchin Rosenman LLP, special counsel to the Trust for New York tax matters, under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, and the income of your Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

TRUST OPERATING EXPENSES
--------------------------------------------------------------------------------

   COMPENSATION OF SPONSOR AND EVALUATOR. The Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, Van Kampen Asset Management, which is an affiliate of the Sponsor, will receive an annual supervisory fee, payable in monthly installments, which is not to exceed the amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus, for providing portfolio supervisory services for the Trust. Such fee (which is based on the number of Units outstanding on January 1 of each year) may exceed the actual costs of providing such supervisory services for this Fund, but at no time will the total amount received for portfolio supervisory services rendered to Series 1 and subsequent series of the Fund in any calendar year exceed the aggregate cost to the Supervisor of supplying such services in such year. The Evaluator shall receive as an annual per Unit evaluation fee, payable in monthly installments, for regularly evaluating the Trust's portfolio that amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus (which is based on the outstanding number of Units on January 1 of each year). Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering--Sponsor and Dealer Compensation".

   TRUSTEE'S FEE. For its services the Trustee will receive as an annual per Unit fee from the Trust that amount set forth under "Summary of Essential Information" in Part One of this Prospectus (which is based on the outstanding number of units on January 1 of each year). The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Income Account to the extent funds are available and then from the Capital Account. The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration".

   MISCELLANEOUS EXPENSES. Expenses incurred in establishing the Trust, including the cost of the initial preparation of documents relating to the Trust (including the Prospectus, Trust Agreement and certificates), federal and state registration fees, the initial fees and expenses of the Trustee, legal and accounting expenses, payment of closing fees and any other out-of-pocket expenses ("organizational costs"), may be paid by the Trust and amortized over a five year period or over the life of the Trust if less than five years. The following additional charges are or may be incurred by a Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trust without negligence, bad faith or wilful misconduct on its part and (g) expenditures incurred in contacting Unitholders upon termination of the Trust. The Trust may pay the cost of updating its registration statement each year.

   The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owning to the Trustee, they are secured by a lien on the portfolio of the Trust. Since the Securities are all common stocks, and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay such amounts. These sales may result in capital gains or losses to Unitholders. See "Federal Taxation".

PUBLIC OFFERING
--------------------------------------------------------------------------------

   GENERAL. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the aggregate underlying value of the Securities in the Trust, an applicable sales charge, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. The current sales charge applicable to Units is described in Part One of this Prospectus under "Summary of Essential Financial Information".

   Employees, officers and directors (including their spouses and children under 21 living in the same household and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates, and, when permitted, dealers and their affiliates, and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

   REDUCING YOUR SALES CHARGE. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your financial professional of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge. You may not combine discounts.

   UNIT PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One in accordance with fluctuations in the prices of the underlying Securities in the Trust. The initial price of the Securities was determined by the Trustee. The Trustee will generally determine the value of the Securities as of the Evaluation Time on each business day and will adjust the Public Offering Price of Units accordingly. The Evaluation Time is the close of the New York Stock Exchange on each Trust business day. The term "business day", as used herein and under "Rights of Unitholders--Redemption of Units", excludes Saturdays, Sundays and holidays observed by the New York Stock Exchange. The Public Offering Price per Unit will be effective for all orders received prior to the Evaluation Time on each business day. Orders received by the Sponsor prior to the Evaluation Time and orders received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Sponsor by the time designated by the Sponsor, are priced based on the date of receipt. Orders received by the Sponsor after the Evaluation Time, and orders received by authorized financial professionals after the Evaluation Time or orders received by such persons that are not transmitted to the Sponsor until after the time designated by the Sponsor, are priced based on the date of the next determined Public Offering Price per Unit provided they are received timely by the Sponsor on such date. It is the responsibility of authorized financial professionals to transmit orders received by them to the Sponsor so they will be received in a timely manner.

   The value of portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Trustee determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trustee or an independent pricing service used by the Trustee. In these cases, the Trust's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the portfolio securities may change on days when you will not be able to purchase or sell Units. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time. The Sponsor will provide price dissemination and oversight services to the Trust.

   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities in the Trust but rather the entire pool of Securities, taken as a whole, which are represented by the Units.

   UNIT DISTRIBUTION. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described.

   Broker-dealers or others will be allowed a concession or agency commission of 80% of the sales charge in connection with the distribution of Units.

   Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks.

   To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 100 Units and 25 Units for a tax-sheltered retirement plan. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   SPONSOR AND DEALER COMPENSATION. The Sponsor and dealers will receive the gross sales commission as described under "Public Offering--General" above. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   As stated under "Public Market" below, the Sponsor intends to, and certain dealers maintain a secondary market for Units of the Trust. In so maintaining a market, the Sponsor and any such dealers will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold. In addition, the Sponsor and any such dealers will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

   PUBLIC MARKET. Although its is not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and offer continuously to purchase Units at prices subject to change at any time, based upon the aggregate underlying value of the Equity Securities in the Trust plus the aggregate bid price of the Treasury Obligations. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

   TAX-SHELTERED RETIREMENT PLANS. Units of the Trust are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trust may be limited by the plans' provisions and does not itself establish such plans. The minimum purchase in connection with a tax-sheltered retirement plan is 25 Units of the Trust.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   CERTIFICATES. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof.

   Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   DISTRIBUTIONS OF INCOME AND CAPITAL. Any dividends received by the Trust with respect to the Equity Securities therein are credited by the Trustee to the Income Account. Other receipts (e.g., capital gains, proceeds from the sale of Securities, return of principal, etc.) are credited to the Capital Account. The Trustee will distribute any net income other than accreted interest received with respect to any of the Securities in the Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Dates. See "Summary of Essential Financial Information" in Part One of the Prospectus. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed annually on the Capital Account Distribution Date to Unitholders of record on the preceding Capital Account Record Date. Income with respect to the original issue discount on the Treasury Obligations will not be distributed currently, although Unitholders in the Trust will be subject to federal income tax as if a distribution had occurred. See "Federal Taxation." Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to such Capital Account. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

   The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the cash in the Income Account after deducting estimated expenses. Because dividends are not received by the Trusts at a constant rate throughout the year, such distributions to Unitholders are expected to fluctuate from distribution to distribution. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. A person will become the owner of Units, and thereby a Unitholder of record, on the date of settlement provided payment has been received. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

   Each month the Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts such amounts as may be necessary to cover redemptions of Units.

   REINVESTMENT OPTION. Unitholders may have distributions automatically reinvested in additional Units without a sales charge (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides) through two options, if available. Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company or purchase a Reinvest CUSIP, if available. To participate in this reinvestment option, a Unitholder must file with the Trustee a written notice of election, together with any certificate representing Units and other documentation that the Trustee may then require, at least five days prior to the related Record Date. A Unitholder's election will apply to all Units owned by the Unitholder and will remain in effect until changed by the Unitholder. If Units are unavailable for reinvestment, distributions will be paid in cash.

   In addition, under the Planned Reinvestment Option (PRO) Unitholders may elect to have distributions automatically reinvested in certain Van Kampen mutual funds (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives which differ from those of the Trust. The prospectus relating to each Reinvestment Fund describes its investment policies and how to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor. Purchases of shares of a Reinvestment Fund will be made at a net asset value computed on the Distribution Date. Unitholders with an existing PRO account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new account which allows purchases of Reinvestment Fund shares at net asset value.

   A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing no later than five days before a Distribution Date. The Sponsor, each Reinvestment Fund, and its investment adviser shall have the right to suspend or terminate these reinvestment plans at any time.

   REPORTS PROVIDED. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Sponsor deems it to be in the best interest of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent registered public accounting firm, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Income Account: income received (including amortization of original issue discount with respect to the Treasury Obligations in Blue Chip Opportunity and Treasury Trust), deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Capital Account: the dates of disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom, the results of In Kind Distributions in connection with redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed as total dollar amounts.

   In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator. If you have any questions regarding your account or your Trust, please contact you financial adviser or the Trustee. The Sponsor does not have access to individual account information.

   REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286. Certificates must be tendered to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. No later than the seventh day following the tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received by the Trustee after the Evaluation Time or on a day which is not a Trust business day, the date of tender is deemed to be the next business day. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Unitholders tendering 1,000 or more Units of a Trust (or such higher amount as may be required by your broker-dealer or selling agent) for redemption may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Unitholders may not request an in kind distribution during the five business days prior to a Trust's termination. The Trusts generally will not offer in kind distributions of portfolio securities that are held in foreign markets. An in kind distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional shares will be distributed in cash. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares.

   The Trustee may sell Securities to satisfy Unit redemptions. To the extent that Securities are redeemed in kind or sold, the size of a Trust will be, and the diversity of the Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Taxation".

   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rata share of each Unit in a Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends receivable on the Securities in the Trust trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) any unpaid deferred sales charge payments. During the initial offering period, the redemption price and the secondary market repurchase price are not reduced by the estimated organization costs or the creation and development fee. For these purposes, the Trustee will determine the value of the Securities as described under "Public Offering--Unit Price".

TRUST ADMINISTRATION
--------------------------------------------------------------------------------

   SPONSOR PURCHASES OF UNITS. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the next succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

   The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

   PORTFOLIO ADMINISTRATION. The portfolios of the Fund are not "managed" by the Sponsor, Supervisor or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. The Trust Agreement provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Equity Security, that the issuer of the Equity Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Equity Security, that the issuer has defaulted on the payment on any other of its outstanding obligations, that the price of the Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Equity Securities would be detrimental to a Trust. Treasury Obligations may be sold by the Trustee only pursuant to the liquidation of a Trust or to meet redemption requests. Except as stated under "Trust Portfolios -- General" for failed securities, the acquisition by the Fund of any securities other than the Securities is prohibited. Pursuant to the Trust Agreement and with limited exceptions, the Trustee may sell any securities or other properties acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in such Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Supervisor). Proceeds from the sale of Securities (or any securities or other property received by the Fund in exchange for Equity Securities) are credited to the applicable Capital Account for distribution to Unitholders or to meet redemptions.

   As indicated under "Rights of Unitholders" above, the Trustee may also sell Securities designated by the Supervisor, or if not so directed, in its own discretion, for the purpose of redeeming Units of a Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit.

   When the Trust sells Securities, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for the Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

   AMENDMENT OR TERMINATION. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, (as determined in good faith by the Sponsor and the Trustee) provided, however, that the Trust Agreement may not be amended to increase the number of Units. The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

   The Trust may be liquidated (1) at any time by consent of Unitholders representing 100% of the Units then outstanding or (2) by the Trustee when the value of the Trust, as shown by any evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part One of the Prospectus. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One of this Prospectus.

   Commencing on the Mandatory Termination Date, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sales of the Equity Securities. Written notice of any termination specifying the time or times at which Unitholders may surrender their certificates for cancellation, if any are then issued and outstanding, shall be given by the Trustee to each Unitholder so holding a certificate at his address appearing on the registration books of the Fund maintained by the Trustee. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders owning the applicable number of Units of the Trust to request an In Kind Distribution rather than payment in cash upon the termination of the Trust. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the next business day thereafter if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of whole shares of each of the Equity Securities in the portfolio to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. The value of the Unitholder's fractional shares of the Equity Securities and the pro rata portion of the Treasury Obligations will be paid in cash. Unitholders not requesting an In Kind Distribution will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of each Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Equity Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

   Within 60 days of the final distribution, Unitholders will be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.

   LIMITATIONS ON LIABILITIES. The Sponsor, the Evaluator, the Supervisor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

   The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

   The Trustee, Sponsor, Supervisor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

   SPONSOR. Van Kampen Funds Inc. is the Sponsor of the Trust. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $103 billion under management or supervision as of October 31, 2005. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of October 31, 2005, the total stockholders' equity of Van Kampen Funds Inc. was $257,937,650 (unaudited).

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trust as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217,
(800) 221-7668. If you have questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

OTHER MATTERS
--------------------------------------------------------------------------------

   LEGAL OPINIONS. The legality of the Units offered hereby has been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The statement of condition and the related securities portfolio included in Part One of this Prospectus have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



TABLE OF CONTENTS
--------------------------------------------------------------------------------

        TITLE                                    PAGE
        -----                                    ----
   Introduction................................     2

   The Trust...................................     3

   Objectives and Securities Selection.........     4

   Trust Portfolio.............................     4

   Risk Factors................................     5

   Federal Taxation............................     6

   Trust Operating Expenses....................     8

   Public Offering.............................     9

   Rights of Unitholders.......................    11

   Trust Administration........................    14

   Other Matters...............................    16







                                                                        EMSPRO36

                                   PROSPECTUS
                                    PART TWO


                              BLUE CHIP OPPORTUNITY
                               AND TREASURY TRUST





VAN KAMPEN
INVESTMENTS
SHINE



                      Contents of Post-Effective Amendment
                            to Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

          The Consent of Independent Registered Public Accounting Firm


                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Equity Opportunity Trust, Series 36, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Chicago and State of Illinois on the 24th day of October, 2006.

                 Van Kampen American Capital Equity Opportunity Trust, Series 36
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                             By: John F. Tierney
                                                              Executive Director
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on October 24, 2006 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Michael P Kiley                     Managing Director                         )

Edward C. Wood, III                 Managing Director                         )


                                                             /s/ JOHN F. TIERNEY
                                                                 ---------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 482 (File No. 333-120865) dated January 27, 2005 and the same hereby is incorporated herein by reference.